Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wayne A. Doss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Texas Sweet Crude Oil Corp for the fiscal years ended December 31, 2008 and 2007, fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Texas Sweet Crude Oil Corp.

Date: June 28, 2010	/s/ Wayne A Doss ------------------------------ Wayne A Doss President, C.E.O. and Director (Principal Executive Officer)